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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        September 9, 2004
                                                  ------------------------------



                               GMX RESOURCES INC.
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             (Exact name of registrant as specified in its charter)



          Oklahoma                  000-32325            73-1534474
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(State or other jurisdiction      (Commission         (IRS Employer
     of incorporation)            File Number)      Identification No.)



           One Benham Place
    9400 North Broadway, Suite 600
           Oklahoma City, OK                                73114
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:     (405) 600-0711
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         (Former name or ofrmer address, if changed since last report.)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 9, 2004, GMX Resources and its subsidiaries confirmed an amendment (the "Amendment") to the existing Partcipation Agreement with Penn Virginia Oil & Gas Corporation ("PVOG") relating to the development of GMX's East Texas properties. The Amendment, which has a retroactive effective date of May 11, 2004:

o Confirms the previously announced agreement of the parties that drilling has been accelerated by permitting the use of two rigs. The Amendment provides a mechanism for GMX's share of costs, while two rigs are being used and if two wells are drilling at the same time, to be paid by PVOG by purchasing a dollar denominated production payment in the second well, if requested by GMX. The Amendment permits either party a 60 day notification period to terminate this provision relating to use of two rigs. PVOG has given notice to GMX that it will be returning to one rig development in the near future when one of the existing drilling contractors exercises its rights to move its rig to deeper drilling. PVOG has informally indicated that it may elect to continue to use two rigs in the future. The projected number of wells drilled in 2004 by PVOG could be 16 to 18 depending on when the drilling contractor removes its rig.

o Permits PVOG to commence drilling in Phase II prior to the previously agreed January 1, 2005 commencement date and permits PVOG to elect that up to two of the four carried interest wells in Phase II be moved to Phase I. PVOG has exercised this election and has also informed GMX that it will attempt to drill the remaining two carried interest wells in Phase II in 2004.

o Expands the Phase I area of mutual interest to include certain additional acreage.

o Extends all of the area of mutual interest provisions from two years to four years.

o Amends the gas gathering agreement of the parties to provide for the gathering agreement to last for the life of the wells and to reduce the gathering fee chargeable by either party.

o    Clarifies other ambiguities in the original agreement.

A copy of the amendment and certain previous amendments which were not material are filed as exhibits to this Report.




ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibits are filed as a part of this report:

10.1 First Amendment dated February 27, 2004 to Participation Agreement between GMX Resources Inc. and Penn Virginia Oil & Gas Corporation.

10.2 Second Amendment dated March 9, 2004 to Participation Agreement between GMX Resources Inc. and Penn Virginia Oil & Gas Corporation.

10.3 Third Amendment dated April 6, 2004 to Participation Agreement between GMX Resources Inc. and Penn Virginia Oil & Gas Corporation.

10.4    Fourth Amendment dated August 11, 2004 to Participation Agreement between GMX Resources Inc. and Penn Virginia Oil & Gas Corporation.
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                                   SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         GMX RESOURCES INC.



                                         By:  /s/ Ken L. Kenworthy Sr.
                                              -------------------------
                                              Ken L. Kenworthy Sr.,
                                              Chief Financial Officer



Date:   September 14, 2004
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                                INDEX TO EXHIBITS
                                -----------------

10.1 First Amendment dated February 27, 2004 to Participation Agreement between GMX Resources Inc. and Penn Virginia Oil & Gas Corporation.

10.2 Second Amendment dated March 9, 2004 to Participation Agreement between GMX Resources Inc. and Penn Virginia Oil & Gas Corporation.

10.3 Third Amendment dated April 6, 2004 to Participation Agreement between GMX Resources Inc. and Penn Virginia Oil & Gas Corporation.

10.4 Fourth Amendment dated August 11, 2004 to Participation Agreement between GMX Resources Inc. and Penn Virginia Oil & Gas Corporation.